EXHIBIT 99.1

NEWS RELEASE

Contact:	Deric Eubanks	Jordan Jennings	Stacy Feit
	Chief Financial Officer	Investor Relations	Financial Relations Board
	(972) 490-9600	(972) 778-9487	(213) 486-6549

ASHFORD REPORTS FIRST QUARTER 2016 RESULTS
Proposed Combination with Remington on Track to Close in the Second Quarter of 2016
Assets Under Management Over $6 Billion at Quarter End

DALLAS, May 5, 2016 -- Ashford (NYSE MKT: AINC) (the “Company”) today reported the following results and performance measures for the first quarter ended March 31, 2016. For the first quarter, the Company has consolidated the financial position and operating results of the private investment funds managed by Ashford Investment Management. The financial impact from this consolidation is adjusted out of the Company’s financials through the noncontrolling interests in consolidated entities line items on the Company’s income statement and balance sheet. Unless otherwise stated, all reported results compare the first quarter ended March 31, 2016, with the first quarter ended March 31, 2015 (see discussion below). The reconciliation of non-GAAP financial measures is included in the financial tables accompanying this press release.

OVERVIEW

•	High-growth, fee-based, low-capex business model

•	Diversified platform of multiple fee generators

•	Highly-aligned management team with superior long-term track record

•	Leader in asset and investment management for the real estate & hospitality sectors

•	Proposed business combination with Remington Holdings, LP (“Remington”) will create the only public, pure-play provider of asset and property management services to the lodging industry

FINANCIAL AND OPERATING HIGHLIGHTS

•	Total revenue for the first quarter of 2016 was $13.4 million

•	Adjusted EBITDA for the first quarter was $3.0 million

•	Adjusted net income for the first quarter was $2.4 million, or $1.05 per diluted share

•	At the end of the first quarter 2016, the Company had approximately $6.3 billion of assets under management

•	As of March 31, 2016, the Company had corporate cash of $21.3 million

PROPOSED COMBINATION WITH REMINGTON
On September 18, 2015, the Company announced that it had entered into a definitive agreement for a business combination with Remington that would create the only public, pure-play provider of asset and property management services to the lodging industry. The Company’s stockholders have approved the combination and the proposed transaction is expected to be completed in the second quarter of 2016, subject to receiving an acceptable private letter ruling from the U.S. Internal Revenue Service, receipt of certain tax opinions, satisfaction of other tax related conditions and other customary closing conditions.

Remington is a premier hotel property and project management company with over 40 years of experience in the lodging industry and a proven track record of outperforming other hotel property managers. It currently operates 94 hotels in 28 states with almost 18,000 hotel rooms and employs approximately 8,000 associates. Current brand operations include: Marriott, Renaissance, Residence Inn, Courtyard, Fairfield Inn, SpringHill Suites, Sheraton, Westin, Crowne Plaza, Hilton, Embassy Suites, Hyatt, Hampton Inn, Hilton Garden Inn, and Homewood Suites. In addition to branded hotels, Remington also operates several independent hotels and The Gallery™, Remington's collection of independent luxury resort hotels.

FINANCIAL RESULTS
For the first quarter ended March 31, 2016, advisory services revenue totaled $13.3 million, including $10.9 million from Ashford Hospitality Trust, Inc. (NYSE: AHT) (“Trust”) and $2.4 million from Ashford Hospitality Prime, Inc. (NYSE: AHP) (“Prime”).

Net loss attributable to the Company for the first quarter of 2016 totaled $1.7 million, or $1.51 per diluted share, compared with a net loss of $7.8 million, or $3.95 per diluted share, for the first quarter of 2015.

Adjusted EBITDA for the first quarter of 2016 was $3.0 million, compared with $3.5 million for the first quarter of 2015.

Adjusted net income for the first quarter of 2016 was $2.4 million, or $1.05 per diluted share, compared with $3.3 million, or $1.45 per diluted share, for the first quarter of 2015.

CAPITAL STRUCTURE
At the end of the first quarter 2016, the Company had approximately $6.3 billion of assets under management from its managed companies and corporate cash of $21.3 million.

QUARTERLY HIGHLIGHTS FOR ADVISED PLATFORMS

ASHFORD TRUST HIGHLIGHTS

•
In the first quarter, Trust completed the refinancing of three mortgage loans with existing balances of approximately $268 million with a new loan totaling $412.5 million, resulting in excess proceeds of approximately $118 million after closing costs and reserves.

•
Subsequent to quarter-end, in April 2016, Trust announced that it had entered into a definitive agreement to sell a 5-hotel, 1,396-room portfolio of select-service hotels for $142 million in cash ($102,000 per key).

ASHFORD PRIME HIGHLIGHTS

•
Subsequent to quarter-end, in April 2016, Prime announced that its independent directors concluded the previously announced review of strategic alternatives, which resulted in several initiatives being announced that are designed to enhance value for shareholders.

“We have received stockholder approval for our combination with Remington, which will create the only public, pure-play provider of asset and property management services to the lodging industry,” said Monty J. Bennett, Ashford’s Chairman and Chief Executive Officer. “This combination will rapidly build operating scale and earnings power for the Ashford platform, positioning us well for future growth.”

INVESTOR CONFERENCE CALL AND SIMULCAST
The Company will conduct a conference call on Friday, May 6, 2016, at 12:00 p.m. ET. The number to call for this interactive teleconference is (719) 325-2464. A replay of the conference call will be available through Friday, May 13, 2016, by dialing (719) 457-0820 and entering the confirmation number, 2874397.

The Company will also provide an online simulcast and rebroadcast of its first quarter 2016 earnings release conference call. The live broadcast of the Company’s quarterly conference call will be available online at the Company's web site, www.ashfordinc.com on Friday, May 6, 2016, beginning at 12:00 p.m. ET. The online replay will follow shortly after the call and continue for approximately one year.

Included in this press release are certain supplemental measures of performance which are not measures of operating performance under GAAP, to assist investors in evaluating the Company’s historical or future financial performance. These supplemental measures include adjusted earnings before interest, tax, depreciation and amortization (“Adjusted EBITDA”) and Adjusted Net Income. We believe that Adjusted EBITDA and Adjusted Net Income provide investors and management with a meaningful indicator of operating performance. Management also uses Adjusted EBITDA and Adjusted Net Income, among other measures, to evaluate profitability and our board of directors includes these measures in reviews to determine quarterly distributions to stockholders. We calculate Adjusted EBITDA by subtracting or adding to net income (loss): interest expense, income taxes, depreciation, amortization, net income (loss) to noncontrolling interests, transaction costs, and other expenses. We calculate Adjusted Net Income by subtracting or adding to net income (loss): net income (loss) to noncontrolling interests, transaction costs, and other expenses. Our methodology for calculating Adjusted EBITDA and Adjusted Net Income may differ from the methodologies used by other comparable companies, when calculating the same or similar supplemental financial measures and may not be comparable with these companies. Neither Adjusted EBITDA nor Adjusted Net Income represents cash generated from operating activities as determined by GAAP and should not be considered as an alternative to a) GAAP net income (loss) as an indication of our financial performance or b) GAAP cash flows from operating activities as a measure of our liquidity nor are such measures indicative of funds available to satisfy our cash needs. The Company urges investors to carefully review the U.S. GAAP financial information as shown in our periodic reports on Form 10-Q and Form 10-K, as amended.

* * * * *
Ashford provides global asset management, investment management and related services to the real estate and hospitality sectors.

Follow Chairman and CEO Monty Bennett on Twitter at www.twitter.com/MBennettAshford or @MBennettAshford.

Ashford has created an Ashford App for the hospitality REIT investor community. The Ashford App is available for free download at Apple’s App Store and the Google Play Store by searching “Ashford.”

Certain statements and assumptions in this press release contain or are based upon "forward-looking" information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties. When we use the words "will likely result," "may," "anticipate," "estimate," "should," "expect," "believe," "intend," or similar expressions, we intend to identify forward-looking statements. Such statements are subject to numerous assumptions and uncertainties, many of which are outside Ashford’s control.

These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: the occurrence of any event, change or other circumstances that could give rise to the termination of the transaction; the failure to satisfy conditions to completion of the transaction, including receipt of regulatory approvals, stockholder approval and a private letter ruling from the IRS; changes in the business or operating prospects of Remington; adverse litigation or regulatory developments; our success in implementing our business development plans of integrating Ashford’s and Remington’s business and realizing the expected benefits of the transaction; general volatility of the capital markets and the market price of our common stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the market in which we operate, interest rates or the general economy; and the degree and nature of our competition. These and other risk factors are more fully discussed in Ashford’s filings with the Securities and Exchange Commission.

The forward-looking statements included in this press release are only made as of the date of this press release. Investors should not place undue reliance on these forward-looking statements. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations or otherwise.

ASHFORD INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(unaudited, in thousands, except share amounts)

	March 31,	December 31,
	2016	2015
ASSETS
Current assets:
Cash and cash equivalents	$122,438	$50,272
Restricted cash	12,050	5,684
Investments in securities	2,226	81,072
Prepaid expenses and other	1,858	1,909
Receivables	2,920	250
Due from Ashford Trust OP, net	7,080	5,856
Due from Ashford Prime OP	3,056	3,821
Total current assets	151,628	148,864
Investments in unconsolidated entities	500	3,335
Furniture, fixtures and equipment, net	6,579	6,550
Deferred tax assets	2,092	4,242
Other assets	4,000	4,000
Total assets	$164,799	$166,991
LIABILITIES AND EQUITY
Current liabilities:
Accounts payable and accrued expenses	$6,722	$10,447
Due to affiliates	1,719	782
Liabilities associated with investments in securities	105	983
Other liabilities	12,050	5,684
Total current liabilities	20,596	17,896
Accrued expenses	165	385
Deferred income	1,643	629
Deferred compensation plan	9,593	11,205
Total liabilities	31,997	30,115

Redeemable noncontrolling interests in Ashford LLC	206	240
Redeemable noncontrolling interest in subsidiary common stock	913	—

Equity:
Preferred stock, $0.01 par value, 50,000,000 shares authorized:
Series A cumulative preferred stock, no shares issued and outstanding at March 31, 2016 and December 31, 2015	—	—
Common stock, $0.01 par value, 100,000,000 shares authorized, 2,010,808 shares issued and 2,010,067 and 2,010,569 shares outstanding at March 31, 2016, and December 31, 2015, respectively	20	20
Additional paid-in capital	232,881	234,716
Accumulated deficit	(202,292)	(202,546)
Treasury stock, at cost, 741 and 239 shares at March 31, 2016 and December 31, 2015, respectively	(44)	(25)
Total stockholders’ equity of the Company	30,565	32,165
Noncontrolling interests in consolidated entities	101,118	104,471
Total equity	131,683	136,636
Total liabilities and equity	$164,799	$166,991

ASHFORD INC. AND SUBSIDIARIES
STATEMENTS OF OPERATIONS
(unaudited, in thousands, except per share amounts)

	Three Months Ended
	March 31,
	2016	2015
REVENUE
Advisory services:
Base advisory fee	$10,565	$10,216
Incentive advisory fee	319	—
Reimbursable expenses	2,154	2,067
Non-cash stock/unit-based compensation	287	640
Other	84	195
Total revenue	13,409	13,118
EXPENSES
Salaries and benefits	5,974	11,605
Non-cash stock/unit-based compensation	3,234	5,888
Depreciation	272	129
General and administrative	4,441	4,130
Total operating expenses	13,921	21,752
OPERATING LOSS	(512)	(8,634)
Realized loss on investment in unconsolidated entity	(3,601)	—
Unrealized gain on investment in unconsolidated entity	2,141	—
Interest income	13	1
Dividend income	13	6
Unrealized gain on investments	1,129	47
Realized loss on investments	(6,813)	(2)
Other expenses	(128)	—
LOSS BEFORE INCOME TAXES	(7,758)	(8,582)
Income tax expense	(640)	(231)
NET LOSS	(8,398)	(8,813)
Loss from consolidated entities attributable to noncontrolling interests	6,548	961
Net loss attributable to redeemable noncontrolling interests in Ashford LLC	3	18
Net loss attributable to redeemable noncontrolling interest in subsidiary common stock	$115	$—
NET LOSS ATTRIBUTABLE TO THE COMPANY	$(1,732)	$(7,834)

LOSS PER SHARE – BASIC AND DILUTED
Basic:
Net loss attributable to common stockholders	$(0.86)	$(3.95)
Weighted average common shares outstanding – basic	2,008	1,982
Diluted:
Net loss attributable to common stockholders	$(1.51)	$(3.95)
Weighted average common shares outstanding – diluted	2,218	1,982

ASHFORD INC. AND SUBSIDIARIES
RECONCILIATION OF NET LOSS TO EBITDA AND ADJUSTED EBITDA
(unaudited, in thousands)

	Three Months Ended
	March 31,
	2016	2015
Net loss	$(8,398)	$(8,813)
Loss from consolidated entities attributable to noncontrolling interests	6,548	961
Net loss attributable to redeemable noncontrolling interests in Ashford LLC	3	18
Net loss attributable to redeemable noncontrolling interest in subsidiary common stock	115	—
Net loss attributable to the Company	(1,732)	(7,834)
Depreciation	267	129
Income tax expense	640	231
Realized and unrealized loss on unconsolidated entity (net of noncontrolling interest)	1,328	—
Net loss attributable to redeemable noncontrolling interests in Ashford LLC	(3)	(18)
EBITDA	500	(7,492)
Equity-based compensation	2,947	5,248
Market change in deferred compensation plan	(1,612)	5,256
Transaction costs	383	535
Software implementation costs	794	—
Dead deal costs	11	—
Unrealized gain on derivatives	(9)	—
Adjusted EBITDA	$3,014	$3,547
ASHFORD INC. AND SUBSIDIARIES
RECONCILIATION OF NET LOSS TO ADJUSTED NET INCOME
(unaudited, in thousands, except per share amounts)

	Three Months Ended
	March 31,
	2016	2015
Net loss	$(8,398)	$(8,813)
Loss from consolidated entities attributable to noncontrolling interests	6,548	961
Net loss attributable to redeemable noncontrolling interests in Ashford LLC	3	18
Net loss attributable to redeemable noncontrolling interest in subsidiary common stock	115	—
Net loss attributable to common stockholders	(1,732)	(7,834)
Depreciation	267	129
Net loss attributable to redeemable noncontrolling interests in Ashford LLC	(3)	(18)
Equity-based compensation	2,947	5,248
Realized and unrealized loss on unconsolidated entity (net of noncontrolling interest)	1,328	—
Market change in deferred compensation plan	(1,612)	5,256
Transaction costs	383	535
Software implementation costs	794	—
Dead deal costs	11	—
Unrealized loss on derivatives	(9)	—
Adjusted net income	$2,374	$3,316
Adjusted net income per diluted share available to common stockholders	$1.05	$1.45
Weighted average diluted shares	2,266	2,293